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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the use of our reports dated February 20, 1998, and to all references to our Firm included in or made part of this Form S-1 registration statement.


                                          ARTHUR ANDERSEN LLP

Richmond, Virginia

November 4, 1998